Exhibit 99.2

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance          35,787,000   Delay                      24
Coupon                       at pricing   Dated               10/1/2002
Settle                        11/7/2002   First Payment      11/25/2002
100% PPC (All-in), To Maturity

----------------------------------------
Severity                            60%
Lag                           12 months
----------------------------------------

Static Libor                                                                CDR
                              8              10             12               13             13.3           13.5             14
Price                       Yield           Yield          Yield           Yield           Yield           Yield           Yield
100                         4.797           4.815          4.879           4.899           4.417           4.038           2.948

WAL                         6.76            7.99           9.92            11.79           12.04           12.22           12.72
Mod Durn                    5.64            6.48           7.69             8.71            8.85           8.93            9.16
Mod Convexity               0.38            0.51           0.73             0.98            1.01           1.03            1.09
Payment Window          Nov02 - Jun10   Nov02 - Apr12  Nov02 - Dec15   Nov02 - Jun32   Nov02 - Jun32   Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown                -               -              -            309,783       3,251,5953        5,226,414     10,167,209
Total Collat Loss        87,233,067      110,126,429     133,490,977   145,356,374      148,940,375      151,336,030   157,347,454

Class M-2 (A)

Approximate Balance          29,396,000   Delay                      24
Coupon                       at pricing   Dated               10/1/2002
Settle                        11/7/2002   First Payment      11/25/2002
100% PPC (All-in), To Maturity

----------------------------------------
Severity                            60%
Lag                           12 months
----------------------------------------

Static Libor                                                                CDR
                              6               7              8               10             10.2           10.5             11
Price                       Yield           Yield          Yield           Yield           Yield           Yield           Yield
100                         5.196           5.203          5.229           5.339           5.033           4.348           2.944

WAL                         7.72            7.95           8.77            12.28           12.59           12.91           13.54
Mod Durn                    6.201           6.354          6.867           8.784           8.924           9.052           9.298
Mod Convexity               0.467           0.491          0.578           0.998           1.038           1.074           1.148
Payment Window          Nov02 - Jun11   Nov02 - Oct11  Nov02 - Jan13   Nov02 - May25   Nov02 - Jun32   Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown                -             -               -                -            1,781,502     4,839,990     9,909,142
Total Collat Loss       64,791,449    75,956,957      87,233,067      110,126,429        112,441,348    115,922,605   121,748,540

Class B (BBB)

Approximate Balance          19,171,000   Delay                      24
Coupon                       at pricing   Dated               10/1/2002
Settle                        11/7/2002   First Payment      11/25/2002
100% PPC (All-in), To Maturity

----------------------------------------
Severity                            60%
Lag                           12 months
----------------------------------------

Static Libor                                                                CDR
                              4               5              7               8              8.5             8.8              9
Price                       Yield           Yield          Yield           Yield           Yield           Yield           Yield
100                         5.711           5.712          5.724           5.779           5.345            3.9            2.795

WAL                         9.47            9.51           9.91            11.84            13.9           14.57           15.04
Mod Durn                    7.146           7.167          7.39            8.394           9.264           9.436           9.567
Mod Convexity               0.636           0.64           0.683           0.904           1.143           1.206           1.257
Payment Window          Nov02 - May13   Nov02 - May13  Nov02 - Nov13   Nov02 - Dec16   Nov02 - Jun32   Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown                -               -              -               -            1,863,937      5,865,589      8,253,661
Total Collat Loss        42,783,328     53,734,298     75,956,957       87,233,067       92,913,318      96,335,141    98,622,094

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional sectrities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                - CONFIDENTIAL -

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance         35,787,000   Delay                          24
Coupon                      at pricing   Dated                   10/1/2002
Settle                       11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

---------------------------------------
Severity                           60%
Lag                          12 months
---------------------------------------

Forward Libor                                                               CDR
                        8              10               12           12.5             12.8               13              14
Price                  Yield          Yield          Yield           Yield            Yield            Yield            Yield
100                    4.797          4.818          4.888           4.915            4.933            4.605            2.145

WAL                    6.81            8.09          10.20           11.06            11.89            12.07            13.19
Mod Durn               5.67            6.54           7.85           8.34             8.76              8.86            9.38
Mod Convexity          0.39            0.52           0.77           0.87             0.99              1.01            1.15
Payment Window     Nov02 - Jul10  Nov02 - May12  Nov02 - May16   Nov02 - Feb18    Nov02 - Jun32    Nov02 - Jun32    Nov02 - Jun32
Prcp Writedown           -              -              -               -              42,331         2,184,076        13,168,256
Total Collat Loss    87,362,137    110,289,372    133,688,490      139,614,405    143,184,871      145,571,443      157,580,265

Class M-2 (A)

Approximate Balance         29,396,000   Delay                          24
Coupon                      at pricing   Dated                   10/1/2002
Settle                       11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

---------------------------------------
Severity                           60%
Lag                          12 months
---------------------------------------

Forward Libor                                                           CDR
                          6              7                8             10             10.2              10.5             11
Price                   Yield          Yield            Yield          Yield           Yield            Yield            Yield
100                     5.197          5.201            5.229          5.34            5.05             4.313            2.773

WAL                     7.73            7.91             8.78          12.31           12.69            13.03            13.71
Mod Durn                6.211          6.328            6.877          8.806           8.972            9.108            9.387
Mod Convexity           0.469          0.487             0.58          1.001           1.049            1.088            1.172
Payment Window      Nov02 - Jul11  Nov02 - Sep11    Nov02 - Dec12  Nov02 - Dec23   Nov02 - Jun32    Nov02 - Jun32    Nov02 - Jun32
Prcp Writedown            -              -                -             -            1,682,861       4,898,223         10,262,574
Total Collat Loss    64,887,314     76,069,343         87,362,137   110,289,372     112,607,717      116,094,124      121,928,679

Class B (BBB)

Approximate Balance         19,171,000   Delay                          24
Coupon                      at pricing   Dated                   10/1/2002
Settle                       11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

---------------------------------------
Severity                           60%
Lag                          12 months
---------------------------------------

Forward Libor                                                          CDR
                          4              5                7             8             8.5              8.8               9
Price                   Yield          Yield            Yield         Yield          Yield            Yield            Yield
100                     5.712           5.71            5.718         5.776          5.559             4.08            2.95

WAL                      9.5            9.53             9.76         11.72          13.89            14.57            15.04
Mod Durn                7.158           7.18            7.308         8.334          9.279            9.464            9.616
Mod Convexity           0.638          0.643            0.667         0.889          1.146            1.212            1.268
Payment Window      Nov02 - May13  Nov02 - Jun13    Nov02 - Aug13 Nov02 - Sep16  Nov02 - Jun32    Nov02 - Jun32    Nov02 - Jun32
Prcp Writedown            -              -                -             -           1,095,258       5,294,211         7,739,105
Total Collat Loss    42,846,630     53,813,803       76,069,343    87,362,137       93,050,792      96,477,679        98,768,015

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities bustness through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                - CONFIDENTIAL -

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance     35,787,000   Delay                          24
Coupon                  at pricing   Dated                   10/1/2002
Settle                   11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

-----------------------------------
Severity                       60%
Lag                      12 months
-----------------------------------

Forward Libor* 1.5                                                    CDR
                        8              10               12            12.6           12.8               13               14
Price                 Yield          Yield            Yield          Yield          Yield              Yield           Yield
100                   4.798          4.822            4.903          4.838          4.434              3.959           0.763

WAL                    6.90           8.25            10.65          12.03          12.23              12.45           13.90
Mod Durn               5.74           6.65             8.11           8.85           8.95              9.05             9.71
Mod Convexity          0.40           0.54             0.82           1.01           1.03              1.06             1.25
Payment Window    Nov02 - Aug10  Nov02 - Aug12    Nov02 - Jan17  Nov02 - Jun32  Nov02 - Jun32      Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown          -              -                -          763,793        3,108,855          5,488,738       17,811,722
Total Collat Loss  87,454,669     110,406,188      133,830,090  140,952,449      143,336,530       145,725,630       157,747,172

Class M-2 (A)

Approximate Balance     29,396,000   Delay                          24
Coupon                  at pricing   Dated                   10/1/2002
Settle                   11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

-----------------------------------
Severity                       60%
Lag                      12 months
-----------------------------------

Forward Libor* 1.5                                                       CDR
                          6              7                8               9               10            10.5              11
Price                   Yield          Yield            Yield           Yield           Yield           Yield           Yield
100                     5.197          5.201            5.234           5.291           5.239           3.915           2.132

WAL                      7.74           7.97             8.91           10.39           12.66           13.27           14.02
Mod Durn                6.219          6.369            6.953           7.814           8.966           9.213           9.556
Mod Convexity            0.47          0.493            0.594           0.764           1.047           1.118           1.222
Payment Window      Nov02 - Jul11  Nov02 - Oct11    Nov02 - Feb13   Nov02 - Oct15   Nov02 - Jun32   Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown            -              -                -               -            687,876        6,296,995       11,952,188
Total Collat Loss     64,956,041     76,149,914        87,454,669    98,872,628     110,406,188      116,217,089     122,057,824

Class B (BBB)

Approximate Balance     19,171,000   Delay                          24
Coupon                  at pricing   Dated                   10/1/2002
Settle                   11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

-----------------------------------
Severity                       60%
Lag                      12 months
-----------------------------------

Forward Libor* 1.5                                                          CDR
                          4              5                7                  8             8.3            8.5              9
Price                   Yield          Yield            Yield              Yield          Yield          Yield           Yield
100                     5.712           5.71            5.717              5.782          5.808          5.199           2.345

WAL                      9.51           9.55             9.82              11.95          13.15          14.13            15.3
Mod Durn                7.166          7.188            7.343              8.447          9.004          9.351           9.777
Mod Convexity            0.64          0.644            0.674              0.916          1.058          1.169           1.318
Payment Window      Nov02 - Jun13  Nov02 - Jun13    Nov02 - Sep13      Nov02 - Jan17  Nov02 - Apr20  Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown            -              -                -                  -              -          2,235,254       8,635,573
Total Collat Loss    42,892,013     53,870,802      76,149,914         87,454,669      90,868,063     93,149,350       98,872,628


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities btsiness through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                - CONFIDENTIAL -